Property, Plant and Equipment	12 Months Ended
Dec. 31, 2017
Subclassifications of assets, liabilities and equities [abstract]
Property, Plant and Equipment
Property, Plant and Equipment

Property, Plant and Equipment	Oil and Gas Properties	Processing, Transportation and Storage	Upgrading	Refining	Retail and Other	Total
($ millions)
Cost
December 31, 2015	50,388	1,465	2,313	8,136	2,688	64,990
Additions	818	55	51	712	61	1,697
Acquisitions	67	—	—	—	—	67
Transfers from exploration and evaluation (note 8)	18	—	—	—	—	18
Changes in asset retirement obligations (note 16)	231	—	3	11	9	254
Disposals and derecognition	(6,590)	(1,383)	—	—	(3)	(7,976)
Exchange adjustments	(131)	—	—	(214)	—	(345)
December 31, 2016	44,801	137	2,367	8,645	2,755	58,705
Additions(1)	1,371	11	230	561	140	2,313
Acquisitions	29	—	—	577	—	606
Transfers from exploration and evaluation (note 8)	377	—	—	—	—	377
Intersegment transfers	48	(61)	—	—	13	—
Changes in asset retirement obligations (note 16)	150	—	2	13	23	188
Disposals and derecognition	(4,702)	—	—	(39)	—	(4,741)
Exchange adjustments	(259)	(1)	—	(566)	(1)	(827)
December 31, 2017	41,815	86	2,599	9,191	2,930	56,621

Accumulated depletion, depreciation, amortization and impairment
December 31, 2015	(31,300)	(574)	(1,260)	(2,676)	(1,546)	(37,356)
Depletion, depreciation, amortization and impairment	(1,806)	(23)	(103)	(380)	(150)	(2,462)
Disposals and derecognition	5,082	501	—	13	4	5,600
Exchange adjustments	38	—	—	68	—	106
December 31, 2016	(27,986)	(96)	(1,363)	(2,975)	(1,692)	(34,112)
Depletion, depreciation, amortization and impairment	(2,238)	(2)	(99)	(406)	(137)	(2,882)
Intersegment transfers	(37)	50	—	—	(13)	—
Disposals and derecognition	4,124	—	—	16	—	4,140
Exchange adjustments	121	1	—	189	—	311
December 31, 2017	(26,016)	(47)	(1,462)	(3,176)	(1,842)	(32,543)

Net book value
December 31, 2016	16,815	41	1,004	5,670	1,063	24,593
December 31, 2017	15,799	39	1,137	6,015	1,088	24,078
(1)    Additions include assets under finance lease.
Included in depletion, depreciation, amortization and impairment expense for the year ended December 31, 2017 is a pre-tax impairment expense of $173 million related to crude oil and natural gas assets, primarily in the Ram River and Foothills CGU's in the Upstream Exploration and Production segment (December 31, 2016 – a pre-tax net impairment reversal of $261 million). The impairment charges were a result of changes in the development plan and reinforced by market transactions. The associated assets were sold on December 20, 2017 for gross proceeds of $65 million, thereby representing the recoverable amounts of these assets. The recoverable amount was determined to be FVLCS based upon the observed market transaction (Level 1).
Costs of property, plant and equipment, including major development projects, not subject to depletion, depreciation and amortization as at December 31, 2017 were $2.8 billion (December 31, 2016 – $2.0 billion) including undeveloped land assets of $57 million as at December 31, 2017 (December 31, 2016 – $95 million).
The net book values of assets held under finance lease within property, plant and equipment are as follows:

Assets Under Finance Lease		Oil and Gas Properties
($ millions)	Refining		Total
December 31, 2016	24	255	279
December 31, 2017	152	335	487

Assets Dispositions
On May 25, 2016, the Company completed the sale of royalty interests representing approximately 1,700 boe/day of Western Canada production for gross proceeds of $165 million, resulting in a pre-tax gain of $163 million and an after-tax gain of $119 million.
On July 15, 2016, the Company completed the sale of 65 percent of its ownership interest in select midstream assets in the Lloydminster region of Alberta and Saskatchewan for gross proceeds of $1.69 billion in cash. The Company also recognized an investment of $621 million for its 35 percent retained interest. This transaction resulted in a change of control and the recognition of a pre-tax gain of $1.44 billion and an after-tax gain of $1.32 billion. The assets and related liabilities were recorded in the Upstream Infrastructure and Marketing segment. The assets are held by a newly formed limited partnership, Husky Midstream Limited Partnership (“HMLP”), of which the Company owns 35 percent, Power Assets Holding Ltd. (“PAH”) owns 48.75 percent and CK Infrastructure Holdings Ltd. (“CKI”) owns 16.25 percent. Husky remains operator of the assets.
During 2016, the Company completed the sale of approximately 30,200 boe/day of legacy crude oil and gas assets in Western Canada for gross proceeds of $1.12 billion. The Company recognized a pre-tax gain of $35 million and an after-tax gain of $25 million.
During 2017, the Company completed the sale of select assets in Western Canada to third parties for gross proceeds of approximately $185 million, resulting in a pre-tax gain of $46 million and an after-tax gain of $36 million. The assets and related liabilities were recorded in the Upstream Exploration and Production segment.
Assets Acquisitions
On November 8, 2017, the Company completed the purchase of the Superior Refinery, a 50,000 bbls/day permitted capacity facility located in Superior, Wisconsin, U.S., from Calumet Specialty Products Partners, L.P. (“Calumet”) for $670 million (US$527 million) in cash, which includes $108 million (US$85 million) of working capital, subject to final adjustments.
The acquisition has been accounted for as a business combination using the acquisition method. The purchase price allocation is based on management’s best estimates of fair values of acquired assets and liabilities as at November 8, 2017:

Purchase Price Allocation
($ millions)	USD	CAD
Working capital	85	108
Property, plant and equipment	454	577
Asset retirement obligation	(7)	(9)
Other long-term liabilities	(5)	(6)
Net assets acquired	527	670

The fair values of accounts receivable and accounts payable approximate their carrying values due to their short-term nature. The fair value of inventory was determined using quoted prices. The fair values of property, plant and equipment were determined based on a cost and future cash flow approach. For the cost approach, key assumptions included the cost to construct the assets and the remaining useful life. For the cash flow approach, key assumptions were the discount rate and future commodity prices. The decommissioning provision was based on the fair value of estimated future reclamation costs. Key assumptions included discount rates, cost estimates and timeline to abandon and reclaim the refinery.
The acquisition of Superior Refinery contributed $163 million to gross revenues and a loss of $13 million to consolidated net earnings from the acquisition date to December 31, 2017.
Had the acquisition occurred on January 1, 2017, the Superior Refinery would have contributed $1.1 billion to gross revenues and $93 million to consolidated net earnings, which would have resulted in gross revenues of $19.9 billion and consolidated net earnings of $892 million for the year ended December 31, 2017.
Acquisition costs of $8 million have been charged to selling, general and administrative expenses in the consolidated statements of income for the year ended December 31, 2017.